EXHIBIT 10.4

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

          THIS FIRST AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS ("Amendment") dated as of the 30th day of September, 2002, is made and entered into on the terms and conditions hereinafter set forth, by and between TELTRONICS, INC., a Delaware corporation "Teltronics") and TTG ACQUISITION CORP., a Delaware corporation, (collectively, "Borrowers"), and FINOVA MEZZANINE CAPITAL INC., a Tennessee corporation f/k/a Sirrom Capital Corporation ("Lender").

RECITALS:

          WHEREAS, Lender has previously made a term loan to Borrowers in the original principal amount of One Million Two Hundred Eighty Thousand and No/100ths Dollars ($1,280,000) (the "Loan") on the terms and conditions set forth in that certain Loan and Security Agreement dated February 25, 1998, by and between Lender and Borrowers (the Loan and Security Agreement as now or hereafter amended, is hereinafter referred to as the "Loan Agreement") of which $830,964.25 is outstanding under the Third Amended and Restated Secured Promissory Note dated May 2, 2002 (the "Note"); and

          WHEREAS, the Loan is further evidenced and secured by certain agreements, documents and instruments as more particularly described in the Loan Agreement and defined therein as the "Loan Documents"; and

          WHEREAS, the parties desire to amend and restate the Note and amend certain portions of the Loan Agreement; and

          WHEREAS, this Amendment shall amend the Loan Documents.

AGREEMENT:

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

          1.     Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

          2.     The first sentence of Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

          The Loan shall be evidenced by a Fourth Amended and Restated Secured Promissory Note (the "Note") in the original principal amount of Eight Hundred Thirty Thousand Nine Sixty Four and 25/100th Dollars ($830,964.25), dated September 30, 2002, executed by Borrowers in favor of Lender. All references to the Notes hereunder shall refer to the Note.

          3.     Teltronics hereby agrees to pledge all of its shares of stock of Interactive Solutions, Inc. ("ISI") under the Pledge and Security Agreement referenced in Section 8 and to deliver the stock certificates representing such shares to Lender. Lender hereby consents to the Teltronics sale of 7.0 shares of the common stock of ISI pursuant to the Purchase Agreement attached hereto as Exhibit A.. Lender shall execute all necessary UCC releases to evidence the fact that the Secured Obligations are no longer secured by the assets of ISI. Teltronics agrees not to sell, pledge or otherwise convey any of its remaining equity interests in ISI without the prior written consent of Lender.

          4.      Borrowers hereby represent and warrant to Lender that all of the representations made in Section 2 of the Loan Agreement are true and correct as of the date hereof, except as modified or supplemented by Schedule A attached hereto and incorporated herein by this reference.

          5.     To the best knowledge of Teltronics, Borrowers hereby represent and warrant to Lender that the address(es) set forth on Schedule B attached hereto and incorporated herein by this reference is the principal place of Borrower=s business and the location of all tangible collateral and the place where the records concerning all intangible collateral are kept and/or maintained.

          6.     Borrowers shall pay to Lender a processing fee of $17,000 and all expenses of Lender incurred in connection with the extension of the maturity date.

          7.     If, at any time while the Loan remains outstanding, Teltronics sells or otherwise issues any shares of its capital stock or any other of its equity securities ("Equity Financing"), Teltronics shall remit a principal payment under the Loan equal to (i) the outstanding principal balance of the Loan if gross cash proceeds to Teltronics from the Equity Financing are in excess of $2,000,000, (ii) $500,000 if gross cash proceeds to Teltronics from the Equity Financing are greater than $1,000,000 but less than $2,000,000 or (iii) 25% of the gross cash proceeds to Teltronics if the gross cash proceeds to Teltronics from the Equity Financing is less than $1,000,000.

          8.     The obligation of Lender to execute this Amendment and agree to the provisions hereof is subject to Borrowers delivery to Lender of each of the following:

(a)	a Fourth Amended and Restated Secured Promissory Note executed by Borrowers, substantially in the form of Exhibit B attached hereto;
(b)	a Pledge and Security Agreement executed by Teltronics, substantially in the form of Exhibit C attached hereto;

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(c)	the stock certificate(s) representing all of the issued and outstanding shares of ISI issued in the name of Teltronics, with a stock power endorsed in blank and voting proxy;
(d)	an Authorization Agreement for Pre-Authorized Payments (Debit);

          9.      Borrowers warrant and represent that (a) the Loan Documents are valid, binding and enforceable against Borrowers according to their terms, subject to principles of equity and laws applicable to the rights of creditors generally, including bankruptcy laws, (b) no default or Event of Default presently exists under the Loan Documents and no condition presently exists which, with the giving of notice, the passing of time, or both, would cause such a default or Event of Default. Borrowers further acknowledges that Borrowers obligations evidenced by the Loan Documents are not subject to any counterclaim, defense or right of setoff, and Borrowers hereby release Lender from any claim, known or unknown, that Borrowers may have against Lender as of the execution of this Amendment.

          10.      The terms "Loan Document" and "Loan Documents" as defined in the Loan Agreement are amended to include this Amendment.

          11.     This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

          12.     Except as modified and amended hereby, the Loan Documents shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

BORROWER:		LENDER:
TELTRONICS, INC.		FINOVA MEZZANINE CAPITAL INC.
By:	/s/ Ewen R. Cameron	By:	/s/ Philip S. Clark
Title:	President and CEO	Title:	Vice President

TTG ACQUISITION CORP.
By:	/s/ Ewen R. Cameron
Title:	President and CEO

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$1,000,000.00	September 30, 2002

FOURTH AMENDED AND RESTATED
SENIOR SECURED PROMISSORY NOTE

          FOR VALUE RECEIVED, the undersigned, TELTRONICS, INC., a Delaware corporation and TTG ACQUISITION CORP, a Delaware corporation (the foregoing entities collectively referred to herein as the "Maker"), jointly and severally promise to pay to the order of FINOVA MEZZANINE CAPITAL, INC., a Tennessee corporation f/k/a SIRROM CAPITAL CORPORATION, d/b/a Tandem Capital, Inc., ("Payee" and, together with any subsequent holder(s) hereof, "Holder"), 500 Church Street, Suite 200, Nashville, TN 37219, or at such other place as Holder may designate to Maker in writing from time to time, or at such other place as Holder may designate to Maker in writing from time to time, on August 13, 2003 (the "Maturity Date"), the principal sum of EIGHT HUNDRED THIRTY THOUSAND NINE HUNDRED SIXTY FOUR and 25/100 DOLLARS ($830,964.25), together with interest on the outstanding principal balance hereof from the date of each advance at the rate of fourteen percent (14%) per annum computed on the basis of a 360-day year.

          Beginning October 1, 2002, Maker shall make principal and interest payments of $55,000 per month due the 1st of each month applying first to the outstanding interest and then outstanding principal until the Maturity Date at which time all outstanding principal and interest shall be paid in full.

          The indebtedness evidenced hereby may be prepaid in whole or in part at any time and from time to time, without penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

          Time is of the essence of this Amended and Restated Note (the "Note").

          This is the Note referenced in, and issued pursuant to, the Loan and Security Agreement dated February 25, 1998 between the Maker and the Payee (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). The Loan Agreement is hereby amended as necessary to make it consistent with the amendments contained herein. The indebtedness evidenced by this Note was incurred pursuant to, and is governed and secured by the Loan Agreement and the other "Loan Documents" defined and referenced therein. Reference is made to the Loan Agreement for a description of the terms and conditions governing this Note and the indebtedness evidenced hereby, including but not limited to the circumstances under which the indebtedness evidenced by this Note may be declared, or may automatically become, immediately due and payable prior to the Maturity Date.

          To the extent permitted by applicable law, upon the occurrence of any Event of Default (as such term is defined in the Loan Agreement), at the option of Holder and without notice to Maker, all overdue interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate equal to the otherwise then-applicable interest rate plus an additional two percent (2%) per annum (computed on he basis of a 360-day year).

          If this Note is placed in the hands of an attorney for collection or for enforcement or protection of the security, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby or the enforcement or protection of the security, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including, without limitation, all reasonable attorneys= fees and all court costs.

          Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder acceptance of a past-due installment or other indulgences granted form time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder made by agreement with any person now or hereafter liable of payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          All interest accruing under this Note is subject to the terms of Section 8.7 of the Loan Agreement. Without limitation to the foregoing, all agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collective under applicable laws in effect from time to time (the "Maximum Rate"). If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of said Maximum Rate, then ipso facto, the obligation to pay interest hereunder shall be reduced to said Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at said Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance regaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

          This Note shall be construed and enforced under the internal laws of the State of Tennessee, without reference to the conflict of laws principles thereof.

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          Maker hereby irrevocably consents to the jurisdiction of any state or federal courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Holder may be a party and which concerns this Note or the indebtedness evidenced hereby. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee unless Holder agrees to the contrary in writing.

          As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

          This Note is executed, in part, in renewal, amendment, restatement and modification of, but not in novation or discharge of, the existing obligations and indebtedness of Maker to Payee as evidenced by that Third Amended and Restated Secured Promissory Note executed and delivered in favor of Payee by Maker on May 2,2002.

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[SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED SECURED
PROMISSORY NOTE ($830,964.25)]

MAKER:
TELTRONICS, INC.
By:	/s/ Ewen R. Cameron
Name:	Ewen R. Cameron, President
Its:	President and CEO
TTG ACQUISITION CORP.
By:	/s/ Ewen R. Cameron
Name:	Ewen R. Cameron, President
Its:	President and CEO

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PLEDGE AND SECURITY AGREEMENT

          THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated September 30, 2002 is made by and between TELTRONICS, INC., a Delaware corporation ("Borrower") and FINOVA MEZZANINE CAPITAL INC., a Tennessee corporation with its principal office and place of business in Nashville, Tennessee ("Lender").

RECITALS:

          WHEREAS, Lender has previously made a term loan to Borrower and all of its subsidiaries of which the principal amount of Eight Hundred Thirty Thousand Nine Hundred Sixty Four and 25/100ths Dollars ($1,000,000) is outstanding (the "Loan") on the terms and conditions set forth in that certain Loan and Security Agreement dated February 25, 1998, by and between Lender and Borrowers, as amended by that certain First Amendment to Loan and Security Agreement (the Loan and Security Agreement as now or hereafter amended, is hereinafter referred to as the "Loan Agreement") under the Third Amended and Restated Secured Promissory Note dated May 2, 2002 (as amended and Restated by the Fourth Amended and Restated Secured Promissory Note executed by Borrower and its subsidiaries of even date herewith, the "Note"); and

          WHEREAS, Lender has agreed to extend the Maturity Date of the Loan under the Note on the condition that Borrower execute and deliver this Agreement to Lender./p

AGREEMENT:

          NOW THEREFORE, in consideration of the foregoing, to induce Lender to extend the Maturity Date and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

          1.     Pledge. As collateral security for the payment and performance in full of the Secured Obligations (as defined in the Loan Agreement), Borrower hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender, and hereby grants to Lender a security interest in, the collateral described in Schedule 1 hereto, together with the proceeds thereof and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for any and all such pledged securities (all such pledged securities, the proceeds thereof, cash, dividends, additional securities and other property now or hereafter pledged hereunder are hereinafter collectively referred to as the "Pledged Securities");

          TO HAVE AND TO HOLD the Pledged Securities, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto Lender, its successors and assigns, subject to the terms, covenants and conditions hereinafter set forth.

          Upon delivery to Lender, the Pledged Securities shall be accompanied by executed stock powers in blank and by such other instruments or documents as Lender or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates theretofore and then pledged hereunder, which schedule shall be attached hereto as Schedule 1 and made a part hereof. Each schedule so delivered shall supersede any prior schedule so delivered. In the event that additional securities of the issuers listed on Schedule 1 are issued to Borrower, Borrower agrees to promptly deliver the certificates representing such securities together with stock powers endorsed in blank, to Lender as part of the collateral pledged hereunder and such securities shall constitute part of the Pledged Securities.

          2.     Secured Obligations Secured. This Agreement is made, and the security interest created hereby is granted to Lender, to secure prompt payment of the Secured Obligations (as defined in the Loan Agreement) and the prompt performance of each of the covenants and duties of Borrower under the Loan Documents (as defined in the Loan Agreement).

          3.     Representations and Warranties. Borrower hereby represents and warrants to Lender (a) that Borrower is the legal and equitable owner of the Pledged Securities, (b) that Borrower has the complete and unconditional authority to pledge the Pledged Securities being pledged by it, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature, (c) that any consent or approval of any governmental body or regulatory authority, or of any other party, that was or is necessary to the validity of this pledge, has been obtained, (d) that the Pledged Securities are not subject to any limitations, restrictions, or obligations pursuant to any shareholder agreement, voting trust agreement or similar instrument, and (e) Borrower will not sell, transfer, convey, assign, or otherwise divest its interests in the Pledged Securities.

          4.     Registration in Nominee Name; Denominations. Lender shall have the right (in its sole and absolute discretion) to hold the certificates representing the Pledged Securities in its own name or in the name of the Borrower, endorsed or assigned in blank or in favor of Lender. Upon request and delivery of certificates representing the Pledged Securities to the issuer of the Pledged Securities, Lender may have such Pledged Securities registered in the name of Lender or any nominee or nominees of Lender. Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          5.     Remedies Upon Default. Upon the occurrence of an Event of Default under and as defined in the Loan Agreement, then, and in any such event, Lender shall have all of the rights, privileges and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Tennessee and without limiting the foregoing, Lender may (a) collect any and all amounts payable in respect of the Pledged Securities and exercise any and all rights, privileges, options and remedies of the holder and owner thereof, and (b) sell, transfer and/or negotiate the Pledged

          6.     Application of Proceeds. The proceeds of the sale of Pledged Securities sold pursuant to Section 5 hereof, and the proceeds of the exercise of any of Lender's other remedies hereunder, shall be applied by Lender in the manner set forth in the Loan Agreement.

          7.     Reimbursement of Lender. Borrower agrees to reimburse Lender, upon demand, for all expenses, including without limitation reasonable attorneys= fees, incurred by it in connection with the administration and enforcement of this Agreement, and agrees to indemnify Lender and hold it harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Lender.

          8.     No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.

          9.     Limitation of Lender Liability. Except in the case of their willful misconduct or gross negligence, neither Lender nor its officers, employees, agents, representatives or nominees shall be liable for any loss incurred by Borrower arising out of any act or omission of Lender, its officers, employees, agents, representatives or nominees, with respect to the care, custody or preservation of the Pledged Securities.

          10.     Binding Agreement. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and to all holders of the Secured Obligations and their respective successors and assigns.

          11.     Governing Law; Amendments. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be wholly performed in such state. This Agreement may not be amended or modified, nor may any of the Pledged Securities be released except in a writing signed by the parties hereto. Time is of the essence with respect to the obligations of Borrower pursuant to this Agreement.

          12.     Further Assurances. Borrower agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or relative to the Pledged Securities or any part thereof or in order to better assure and confirm unto Lender its rights and remedies hereunder.

          13.     Headings. Section numbers and headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

          14.     Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

          15.     Voting. As long as no Event of Default shall have occurred and be continuing, Borrower shall be entitled to exercise all voting and consensual powers with respect to the Pledged Securities. Immediately and without further notice to Borrower, upon the occurrence of any Event of Default, Lender shall have the right, at its election, to exercise all voting and consensual rights with respect to the Pledged Securities, and Borrower shall exercise and deliver to Lender such proxies as shall be necessary to permit Lender=s exercise of such voting and consensual rights.

          16.     Consent to Jurisdiction; Exclusive Venue. Borrower hereby irrevocably consents to the jurisdiction of any federal or state courts sitting in Davidson County, Tennessee for the purpose of any litigation to which Lender may be a party and which concerns this Agreement or the Secured Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee unless Lender agrees to the contrary in writing.

          17.     Waiver of Trial by Jury. LENDER AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

          IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be duly executed by a duly authorized officer, all as of the day first above written.

BORROWER: TELTRONICS, INC.
By:	/s/ Ewen R. Cameron Ewen R. Cameron
Title:	President and CEO

LENDER: FINOVA MEZZANINE CAPITAL INC. a Tennessee corporation
By:	/s/ Philip S. Clark Philip S. Clark
Title:	Vice President

SCHEDULE 1

Pledged Securities

Issuer	No. of Shares	Class	Certificate Nos.

Interactive Solutions, Inc.	1.5 shares	Common	10
Interactive Solutions, Inc.	50,000	Series A Preferred	P-A 1